SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  July 24, 1996

TRUST CREATED BY MIDLAND REALTY ACCEPTANCE CORP. (under a Pooling and Servicing Agreement dated as of September 1, 1996, which Trust is the Issuer of Commercial Mortgage Pass-Through Certificates, Series
1996-C1)
             (Exact name of registrant as specified in its charter)


                                       New York
                   (State or other jurisdiction of incorporation)


    333-3885-1                                            36-4106421
  (Commission File Number)                     (IRS Employer Identification No.)

135 South LaSalle Street, Suite 1740, Chicago, IL                     60603
    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (800) 246-5761


                                         Not applicable
         (Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

Exhibit 99.1Underwriter's Statement Relating to Midland Realty Acceptance
            Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1, together with Preliminary Structural Term Sheet and Preliminary Collateral Term Sheet.

Exhibit 99.2Underwriter's Statement Relating to Midland Realty Acceptance Corp.,
            Commercial Mortgage Pass-Through Certificates, Series
            1996-C1, together with Cash Flow and Yield Tables

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MIDLAND LOAN SERVICES, L.P., not in its individual capacity, but solely as duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling and Servicing Agreement, dated as of September 1, 1996

                     By: Midland Data Systems, Inc., its General Partner

                            By:/s/ Leon E. Bergman
                               Leon E. Bergman, Senior Vice President

Date: September 30, 1996

                                 EXHIBIT INDEX

      Exhibit No.                               Description

          99.1 Underwriter's Statement Relating to Midland Realty Acceptance Corp., Commercial Mortgage Pass-Through
                                          Certificates, Series 1996-C1, together
                                          with Preliminary Structural Term Sheet
                                          and Preliminary Collateral Term Sheet.

          99.2 Underwriter's Statement Relating to Midland Realty Acceptance Corp., Commercial Mortgage Pass-Through
                                          Certificates, Series 1996-C1, together
                                          with Cash Flow and Yield Tables